UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          ENERGY INCOME AND GROWTH FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: NOVEMBER 30

                     Date of reporting period: MAY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                              (FIRST TRUST LOGO)

                               SEMI-ANNUAL REPORT

                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2009

                                     ENERGY
                             INCOME AND GROWTH FUND

                                                                 EIP
                                                     ENERGY INCOME PARTNERS, LLC

TABLE OF CONTENTS

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Statement of Cash Flows ...................................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Additional Information ....................................................   22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to May 31, 2009, was 30.83%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in Energy Income and Growth Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF MAY 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on NYSE Amex                                                   FEN
Common Share Price                                           $      20.45
Common Share Net Asset Value ("NAV")                         $      17.54
Premium (Discount) to NAV                                           16.59%
Net Assets Applicable to Common Shares                       $114,289,681
Current Quarterly Distribution per Common Share (1)          $     0.4400
Current Annualized Distribution per Common Share             $     1.7600
Current Distribution Rate on Closing Common Share Price(2)           8.61%
Current Distribution Rate on NAV (2)                                10.03%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

                Market   NAV
                ------  -----
5/30/2008       23.86   25.44
6/6/2008        23.76   25.17
6/13/2008       24.23   24.94
6/20/2008       23.85   24.42
6/27/2008       23      23.95
7/3/2008        22.18   23.33
7/11/2008       22.1    23.28
7/18/2008       21.89   21.95
7/25/2008       20.92   22.15
8/1/2008        21.64   22.76
8/8/2008        21.42   21.93
8/15/2008       22.05   22.33
8/22/2008       23.01   22.82
8/29/2008       24.05   23.17
9/5/2008        23.2    22.11
9/12/2008       22.8    21.59
9/19/2008       23.5    21.18
9/26/2008       19.85   19.64
10/3/2008       20.15   18.06
10/10/2008      13.5    13.73
10/17/2008      19      16.87
10/24/2008      17.9    16.7
10/31/2008      18.12   17.67
11/7/2008       17.57   16.82
11/14/2008      15.01   15.39
11/21/2008      12.25   12.88
11/28/2008      14.4    14.7
12/5/2008       14.13   13.69
12/12/2008      13.37   14.57
12/19/2008      14.58   14.25
12/26/2008      13.11   13.93
1/2/2009        14.62   15.21
1/9/2009        16.11   15.5
 1/16/2009      16.47   15.21
 1/23/2009      16.15   15.01
 1/30/2009      17.85   15.61
  2/6/2009       18.9   15.82
 2/13/2009      18.75   16.12
 2/20/2009      17.35   14.77
 2/27/2009      17.58   14.86
  3/6/2009       14.1   13.58
 3/13/2009       17.3   14.66
 3/20/2009         18   14.88
 3/27/2009      18.49   15.12
  4/3/2009       18.3   15.46
  4/9/2009       18.3   15.62
 4/17/2009      17.53   16.12
 4/24/2009      16.85   15.72
  5/1/2009       17.8   16.41
  5/8/2009      19.16   16.88
 5/15/2009      19.43   16.34
 5/22/2009      19.95   16.86
 5/31/2009      20.45   17.55

PERFORMANCE

                                                                      Average Annual
                                                                       Total Return
                                   6 Months Ended   1 Year Ended   Inception (6/24/04)
                                      5/31/2009       5/31/2009        to 5/31/2009
                                   --------------   ------------   -------------------
Fund Performance
NAV(3)                                 25.74%          -24.01%             4.93%
Market Value(4)                        49.57%           -5.59%             7.23%
Index Performance
S&P 500 Index                           4.05%          -32.57%            -2.20%
Barclays Capital Credit Index of
   Corporate Bonds                     10.89%            1.08%             3.66%
Alerian MLP Index                      29.96%          -15.28%             9.78%
Wachovia Midstream MLP Index           26.40%          -15.40%             9.50%

                                       % OF TOTAL
INDUSTRY CLASSIFICATION               INVESTMENTS
-----------------------               -----------
Midstream Oil                             46.3%
Midstream Gas                             35.9
Utility                                    6.2
Propane                                    5.3
Coal                                       3.4
Oil & Gas                                  2.4
Diversified Energy                         0.4
Midstream Propane                          0.1
                                         -----
   Total                                 100.0%
                                         =====

                                       % OF TOTAL
TOP 10 HOLDINGS                       INVESTMENTS
---------------                       -----------
Enterprise Products Partners, L.P.        7.7%
Energy Transfer Partners, L.P.            6.5
Magellan Midstream Partners, L.P.         6.4
Kinder Morgan Energy Partners, L.P.       6.4
Plains All American Pipeline, L.P.        6.3
Magellan Midstream Holdings, L.P.         5.1
ONEOK, Inc.                               5.0
NuStar Energy, L.P.                       4.1
Enterprise GP Holdings, L.P.              4.1
ONEOK Partners, L.P.                      4.0
                                         ----
   Total                                 55.6%
                                         ====

(1) Most recent distribution paid or declared through 5/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                       PORTFOLIO COMMENTARY - (UNAUDITED)

                                   SUB-ADVISOR

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy related master limited partnerships ("MLPs") and other high-payout securities such as income trusts and royalty trusts. EIP mainly focuses on infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP manages or supervises approximately $267 million of assets, as of May 31, 2009. EIP became the Fund's Sub-Advisor on January 8, 2008. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Fund.

                            PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

James Murchie founded EIP in 2003 and is the portfolio manager for all of its funds which focus on energy-related master limited partnerships, income trusts and similar securities. From December 2004 to mid-2006, Mr. Murchie and the EIP investment team was affiliated with Pequot Capital Management Inc. In July 2006, EIP re-established its independence and began an affiliation with the Ospraie Wingspan portfolio of managers. From 1998 to 2003 he managed a long/short equity fund that invested in energy and cyclical equities and commodities as head of Lawhill Capital Partners, LLC. From 1995 to 1997, he was a managing director at Tiger Management, LLC where his primary responsibility was investments in energy, commodities and related equities. From 1990-1995 Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum, PLC in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds a BA in History and Anthropology from Rice University and an MA in Energy Planning from Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Eva Pao joined EIP in 2003 after graduating from Harvard Business School, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management Inc. Ms. Pao served as Vice President of Pequot Capital Management Inc. from 2005 to mid-2006. In July 2006, EIP re-established its independence and began an affiliation with the Ospraie Wingspan portfolio of managers. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp. where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds a BA in Economics from Rice University and an MBA from Harvard University.

                                   COMMENTARY

ENERGY INCOME AND GROWTH FUND

The investment objective of the Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objectives by investing in MLPs and related public entities in the energy sector, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wachovia Midstream MLP Index, the total return for energy-related MLPs over the semi-annual period ended May 31, 2009 was 29.96% and 26.40%, respectively. These returns reflect (for the Alerian MLP Index) 5.9% (11.7% annual equivalent yield) from income distributions and the remainder from share appreciation. For the Wachovia Midstream MLP Index, 5.6% (11.1% annual equivalent yield) reflects the percentage points from income distributions while the remainder is from share appreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wachovia Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months, the market capitalization weighted average growth in per share cash distributions of energy-related MLPs has been about 3%. We continue to believe that the growth rate of the dividend stream is supported by the fundamentals of the underlying businesses of the Fund's companies.

These businesses are predominately energy infrastructure such as pipelines, terminals and storage and receive fees and tariffs that are generally not related to commodity prices. While slowing recently due to caution on the part of their customers, the Fund's portfolio companies are enjoying above historic levels of organic growth due to the increased amount of profitable investment opportunities in new pipelines, terminals and storage facilities.

The strong performance of energy-related MLPs over the last six months, in our view, has resulted from a cessation of liquidations and de-leveraging by hedge funds that had come into the MLP asset class over the previous two years. Among these was a fund run by Lehman Brothers that was liquidated due to the Lehman bankruptcy. But there were numerous others, some of which used a substantial amount of leverage. Of course, for every share sold, a share is purchased and as the shareholder data come in we suspect that the buyers of these shares will tend to be more retail-oriented and less levered than the sellers. We also believe there has been a partial recovery in market sentiment as the energy MLPs, on average, have continued to grow their quarterly cash distributions, albeit at a slower pace than a year ago. This average performance, however, masks the tremendous differences between the MLPs. Since the beginning of 2008, 13 energy-related MLPs have cut or eliminated their cash distributions. This compares to just 4 such cuts in the prior ten years. It is the lower-quality, commodity-sensitive MLPs that have cut their distributions. Generally, MLPs whose cash flows are derived by steady fee-based businesses have not cut their distributions; in fact, many of these continue to grow.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return(1) of 25.74%, including the reinvestment of dividends, for the semi-annual period ended May 31, 2009. This compares, according to collected data, to a total return of 4.05% for the Standard & Poor's 500 Index ("S&P 500"); 10.89% for the Barclays Capital Credit Index of Corporate Bonds; 29.96% for the Alerian MLP Index; and 26.40% for the Wachovia Midstream MLP Index. On a market value basis, the Fund had a total return(2), including the reinvestment of dividends, for the semi-annual period ending May 31, 2009, of 49.57%. Over the semi-annual period, the Fund's discount to NAV reversed and the Fund began trading at a premium to NAV. On November 30, 2008, the Fund's Common Share price was $14.40 while the NAV was $14.68, a discount of 1.91%. On May 31, 2009, the Fund's Common Share price was $20.45 while the NAV was $17.54, a premium of 16.59%.

While most of the Fund's portfolio companies are partnerships which do not pay state or federal income tax, the Fund does pay tax when gains in the portfolio are realized through the sale of appreciated securities. But before the shares are sold, as they appreciate, the NAV of the Fund grows at a slower pace than the underlying shares because we subtract from the NAV the future tax liability from the eventual sale of those securities. Thus, the NAV is lower than the net value of the securities in the portfolio because those taxes have not yet been paid, and will not be until the securities are actually sold (which could be many years in the future). In the meantime, the Fund invests the value of this deferred tax liability in the Fund's portfolio, earning a return and lowering the impact of the Fund's taxable status.

The Fund has maintained its dividend over the period covered by this report. The Fund paid dividends of $0.44 per quarter in October 2008, January 2009 and April 2009. While the Fund's portfolio companies have, on average, grown their distributions, the Fund had to sell shares as their prices declined in order to maintain its desired leverage ratios. Because there was a cushion between the portfolio's cash generation and its dividend obligation, the Fund was able to maintain its dividend.

MARKET & FUND OUTLOOK

OVERALL OUTLOOK FOR THE MLP MARKET

While there have been no MLP IPOs over the last six months, the MLP asset class continues to grow with secondary offerings of equity and debt used to fund growth projects and some acquisitions. So far in 2009, there have been 19 MLP follow-on equity offerings that have raised approximately $2.9 billion of proceeds (Source: Barclays).

----------
(1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

We maintain our view that the best long-term investments in the MLP asset class are companies that operate fee-for-service infrastructure assets.

Since 2005, about two-thirds of the MLP IPOs were companies whose primary businesses depend on cyclical commodities like oil and gas or cyclical margins from natural gas gathering, refining and marine day-rates. Prior to 2005, only one-third of MLP IPOs had these characteristics. We have said for some time now that while some of these MLPs may have quality assets and good management teams, they come with more risk associated with the cyclical nature of their businesses. We believe this view has now been validated as it is these types of MLPs that have cut their quarterly cash distributions over the last 18 months.

THE CURRENT MLP MARKET

The total return proposition of owning energy-related MLPs has been and continues to be their current yield plus their growth in quarterly cash distributions, which over the last ten years has averaged about 7% annually. This average growth rate accelerated to about 12% in 2008 and we expect it to decline to mid single digits for the next year or so. The yield of the MLPs - as measured by the Alerian MLP Index - on May 31, 2009 was approximately 8.9%.

The growth in MLP cash distributions had been running above the long-term average primarily because of the profitable organic growth opportunities available today. They include the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquefied natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. All these developments require additional pipelines, storage and terminalling investment. In our opinion, the MLPs as a group have done a great job capitalizing on these opportunities.

The recent decline in growth, we believe, is related to a number of factors. A primary one is the commodity exposure of many MLPs, which in a number of cases, has led to the elimination or reduction of quarterly distributions. In addition, slower economic growth and concern about volumes and access to capital markets has made the managements of the MLPs more cautious. Slowing the growth of cash distributions will help conserve cash and reduce the need to access capital markets to fund growth. While the initiation of new growth projects has slowed down, the vast majority of existing projects continue to move forward at the same pace as before the outbreak of the credit crisis.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (b)
MAY 31, 2009 (UNAUDITED)

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 114.5%
            OIL, GAS & CONSUMABLE FUELS - 114.5%
   56,000   AmeriGas Partners, L.P. .............................   $  1,790,880
  110,000   Buckeye GP Holdings, L.P. ...........................      2,189,000
  465,471   Clearwater Natural Resources, L.P. (c) (d) (e) (j) ..        465,471
   74,300   Duncan Energy Partners, L.P. ........................      1,430,275
   20,000   El Paso Pipeline Partners, L.P. .....................        384,000
  155,947   Enbridge Energy Partners, L.P. ......................      6,292,461
    7,582   Encore Energy Partners, L.P. ........................        119,492
  199,000   Energy Transfer Equity, L.P. ........................      5,229,720
  253,870   Energy Transfer Partners, L.P. ......................     10,741,240
  247,803   Enterprise GP Holdings, L.P. ........................      6,708,027
  484,998   Enterprise Products Partners, L.P. ..................     12,609,948
   70,709   EV Energy Partner, L.P. .............................      1,501,152
   39,928   Exterran Partners, L.P. .............................        541,024
   88,393   Global Partners, L.P. ...............................      1,458,484
  157,700   Holly Energy Partners, L.P. .........................      4,746,770
  142,836   Inergy Holdings, L.P. ...............................      5,499,186
  205,771   Kinder Morgan Energy Partners, L.P. .................     10,523,129
  398,239   Magellan Midstream Holdings, L.P. ...................      8,374,966
  302,756   Magellan Midstream Partners, L.P. ...................     10,581,322
  102,788   Natural Resource Partners, L.P. .....................      2,431,964
  125,126   NuStar Energy, L.P. .................................      6,760,558
  200,000   NuStar GP Holdings, LLC .............................      4,734,000
  136,630   ONEOK Partners, L.P. ................................      6,611,526
  180,000   Penn Virginia Resource Partners, L.P. ...............      2,745,000
  235,921   Plains All American Pipeline, L.P. ..................     10,446,582
   59,500   Quicksilver Gas Services, L.P. ......................        773,500
   30,000   Sunoco Logistics Partners, L.P. .....................      1,572,600
   27,000   TC Pipelines, L.P. ..................................        936,630
    5,000   TEPPCO Partners, L.P. ...............................        149,150
   60,000   TransMontaigne Partners, L.P. .......................      1,371,600
   60,000   Williams Pipeline Partners, L.P. ....................      1,161,000
                                                                    ------------
            TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $93,703,006) ...............................    130,880,657
                                                                    ------------
  CANADIAN INCOME TRUSTS - 2.0%
            OIL, GAS & CONSUMABLE FUELS - 2.0%
  140,000   Keyera Facilities Income Fund .......................      2,308,221
                                                                    ------------
            TOTAL CANADIAN INCOME TRUSTS
               (Cost $1,691,385) ................................      2,308,221
                                                                    ------------
  COMMON STOCKS - 27.6%
            OIL, GAS & CONSUMABLE FUELS - 17.1%
   72,427   Enbridge Energy Management, LLC (f) .................      2,773,948
  184,800   Enbridge, Inc. (g) ..................................      6,562,248
   16,605   Kinder Morgan Management, LLC (f) ...................        745,405

                       See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS - (CONTINUED)
  179,500   Spectra Energy Corp. (g) ............................   $  2,880,975
  390,300   Williams Companies, Inc. (g) ........................      6,549,234
                                                                    ------------
                                                                      19,511,810
                                                                    ------------
            GAS UTILITIES - 10.4%
  283,000   ONEOK, Inc. (h) .....................................      8,291,900
  149,800   UGI Corp. (g) .......................................      3,611,678
                                                                    ------------
                                                                      11,903,578
                                                                    ------------
            CAPITAL MARKETS - 0.1%
   20,000   NGP Capital Resources Co. ...........................        157,600
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $35,673,247) ...............................     31,572,988
                                                                    ------------
  RIGHTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. (c) (d) (e) (j) ..              0
                                                                    ------------
            TOTAL RIGHTS
               (Cost $0) ........................................              0
                                                                    ------------
  WARRANTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp., Expiration
               05/25/12 (c) (d) (e) .............................         10,291
                                                                    ------------
            TOTAL WARRANTS
               (Cost $0) ........................................         10,291
                                                                    ------------
            TOTAL INVESTMENTS - 144.1%
               (Cost $131,067,638) (i) ..........................    164,772,157
                                                                    ------------

NUMBER OF
CONTRACTS                        DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (1.1)%
            Enbridge, Inc.
      900   @ 30 due Oct 09 .....................................       (522,000)
      350   @ 35 due July 09 ....................................        (53,375)
      350   @ 35 due Oct 09 .....................................        (74,375)
                                                                    ------------
                                                                        (649,750)
                                                                    ------------
            ONEOK, Inc.
      500   @ 25 due Oct 09 .....................................       (232,500)
    1,150   @ 30 due July 09 ....................................        (69,000)
    1,180   @ 32.5 due July 09 ..................................        (17,700)
                                                                    ------------
                                                                        (319,200)
                                                                    ------------
            Spectra Energy Corp.
      200   @ 15 due Sep 09 .....................................        (33,500)
      945   @ 17.5 due June 09 ..................................         (3,780)
      500   @ 17.5 due Sep 09 ...................................        (20,000)
                                                                    ------------
                                                                         (57,280)
                                                                    ------------

                       See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

NUMBER OF
CONTRACTS                        DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (CONTINUED)
    1,198   UGI Corp.
            @ 25 due July 09 ....................................   $    (59,900)
                                                                    ------------
      753   Williams Companies, Inc.
            @ 17.5 due Nov 09 ...................................       (139,305)
                                                                    ------------
            TOTAL CALL OPTIONS WRITTEN
               (Premiums received $1,704,765) ...................     (1,225,435)
            OUTSTANDING LOAN - (33.4)% ..........................    (38,200,000)
            NET OTHER ASSETS AND LIABILITIES - (9.6)% ...........    (11,057,041)
                                                                    ------------
            NET ASSETS - 100.0% .................................   $114,289,681
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(c) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e)  Non-income producing security.

(f)  Non-income producing security which pays regular in-kind distributions.

(g) Call options were written on a portion of the Common Stock position. The underlying portion of this Common Stock position is pledged as collateral.

(h) Call options were written on this entire Common Stock position. All Common Stock relating to this call position are pledged as collateral.

(i) Aggregate cost for federal income tax purposes is $119,709,273. As of May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $56,682,446 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,619,562.

(j)  This partnership has filed for protection in federal bankruptcy court.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                     INVESTMENTS
----------------                                    ------------
Level 1 - Quoted Prices .........................   $164,296,395
Level 1 - Written Options .......................     (1,225,435)
Level 2 - Other Significant Observable Inputs ...             --
Level 3 - Significant Unobservable Inputs .......        475,762
                                                    ------------
TOTAL                                               $163,546,722
                                                    ============

                       See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT
UNOBSERVABLE INPUTS                                   INVESTMENTS
-------------------------------------------           -----------
Balance as of November 30, 2008 ...................   $ 2,806,705
Change in unrealized appreciation (depreciation) ..    (2,330,943)
                                                      -----------
Balance as of May 31, 2009 ........................   $   475,762
                                                      ===========

Net change in unrealized depreciation from Level 3 investments held as of May 31, 2009 was $(2,330,943) and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

                       See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2009 (UNAUDITED)

ASSETS
Investments, at value
   (Cost $131,067,638) ...............................................   $164,772,157
Cash .................................................................      1,903,646
Prepaid expenses .....................................................        123,356
Receivables:
   Income taxes ......................................................      3,247,481
   Fund shares sold ..................................................        158,802
   Dividends .........................................................        125,012
   Interest ..........................................................             61
                                                                         ------------
     Total Assets ....................................................    170,330,515
                                                                         ------------
LIABILITIES:
Deferred income tax liability ........................................     15,756,872
Outstanding loan .....................................................     38,200,000
Options written, at value (Premiums received $1,704,765) .............      1,225,435
Payables:
   Investment securities purchased ...................................        304,228
   Investment advisory fees ..........................................        124,561
   Audit and tax fees ................................................        102,420
   Legal fees ........................................................         40,184
   Printing fees .....................................................         21,340
   Administrative fees ...............................................         11,833
   Interest and fees due on loan .....................................          9,227
   Custodian fees ....................................................          3,978
   Transfer agent fees ...............................................          3,632
   Income taxes ......................................................        229,561
Accrued expenses and other liabilities ...............................          7,563
                                                                         ------------
     Total Liabilities ...............................................     56,040,834
                                                                         ------------
NET ASSETS ...........................................................   $114,289,681
                                                                         ============
NET ASSETS CONSIST OF:
Paid-in capital ......................................................   $110,265,993
Par value ............................................................         65,153
Accumulated net investment income (loss), net of income taxes ........    (12,183,591)
Accumulated net realized gain (loss) on investments, written
   options and foreign currency transactions, net of income taxes ....     (6,617,252)
Net unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation ..........................     22,759,378
                                                                         ------------
NET ASSETS ...........................................................   $114,289,681
                                                                         ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common
   Share) ............................................................   $      17.54
                                                                         ============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized) ..............................................      6,515,325
                                                                         ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $17,427) ................                  $    481,637
Interest .............................................................                         1,040
                                                                                        ------------
   Total investment income ...........................................                       482,677
                                                                                        ------------
EXPENSES:
Investment advisory fees .............................................                       662,401
Interest expense .....................................................                       497,919
Energy Notes offering costs ..........................................                       324,047
Insurance expense ....................................................                        73,656
Administrative fees ..................................................                        62,928
Audit and tax fees ...................................................                        55,622
Legal fees ...........................................................                        53,132
Printing fees ........................................................                        46,230
Auction fees .........................................................                        19,965
Trustees' fees and expenses ..........................................                        19,165
Transfer agent fees ..................................................                        17,038
Custodian fees .......................................................                        11,095
Other ................................................................                        16,619
                                                                                        ------------
   Total expenses ....................................................                     1,859,817
                                                                                        ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ............................                    (1,377,140)
                                                                                        ------------
   Current federal income tax expense ................................       (403,154)
   Current income tax expense - other ................................        (93,515)
   Deferred federal income tax benefit ...............................        984,658
                                                                         ------------
   Total income tax benefit (expense) ................................                       487,989
                                                                                        ------------
NET INVESTMENT INCOME (LOSS) .........................................                      (889,151)
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments .......................................................                       604,968
   Written options ...................................................                       573,172
   Foreign currency transactions .....................................                           752
                                                                                        ------------
Net realized gain (loss) before taxes ................................                     1,178,892
                                                                                        ------------
   Deferred federal income tax expense ...............................       (416,792)
                                                                         ------------
   Total income tax expense ..........................................                      (416,792)
                                                                                        ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions .............................................                       762,100
                                                                                        ------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments .......................................................                    37,481,397
   Written options ...................................................                        98,605
   Foreign currency translations .....................................                           759
                                                                                        ------------
Net change in unrealized appreciation (depreciation) before taxes ....                    37,580,761
                                                                                        ------------
   Deferred federal income tax expense ...............................    (13,241,325)
   Deferred income tax expense - other ...............................        (46,289)
                                                                         ------------
   Total income tax expense ..........................................                   (13,287,614)
                                                                                        ------------
Net change in unrealized appreciation (depreciation) on investments,
   written options and foreign currency translations .................                    24,293,147
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................                    25,055,247
                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......                  $ 24,166,096
                                                                                        ============

                    See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED          YEAR
                                                                                   5/31/2009       ENDED
                                                                                  (UNAUDITED)    11/30/2008
                                                                                 ------------   ------------
OPERATIONS:
Net investment income (loss) .................................................   $   (889,151)  $ (3,714,353)
Net realized gain (loss) .....................................................        762,100      8,261,568
Net change in unrealized appreciation (depreciation) .........................     24,293,147    (71,654,830)
                                                                                 ------------   ------------
Net increase (decrease) in net assets resulting from operations ..............     24,166,096    (67,107,615)
                                                                                 ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments .............................................     (5,695,097)   (10,702,017)
                                                                                 ------------   ------------
Total distributions to shareholders ..........................................     (5,695,097)   (10,702,017)
                                                                                 ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offering ......................        306,598             --
Proceeds from Common Shares reinvested .......................................        631,754        269,029
                                                                                 ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ....        938,352        269,029
                                                                                 ------------   ------------
Total increase (decrease) in net assets ......................................     19,409,351    (77,540,603)

NET ASSETS:
Beginning of period ..........................................................     94,880,330    172,420,933
                                                                                 ------------   ------------
End of period ................................................................   $114,289,681   $ 94,880,330
                                                                                 ============   ============
Accumulated net investment income (loss), net of income taxes ................   $(12,183,591)  $(11,294,440)
                                                                                 ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .........................................      6,462,221      6,446,995
Common Shares sold through shelf offering ....................................         15,390             --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ....         37,714         15,226
                                                                                 ------------   ------------
Common Shares at end of period ...............................................      6,515,325      6,462,221
                                                                                 ============   ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..............   $ 24,166,096
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
   Purchases of investments ..................................................    (32,903,116)
   Sales of investments ......................................................     21,851,844
   Proceeds from written options .............................................      1,754,115
   Cost to close written options .............................................        (11,046)
   Return of capital received from investments in MLPs .......................      5,680,065
   Net realized gain/loss on investments and options .........................     (1,178,140)
   Net change in unrealized appreciation/depreciation on investments and
      options ................................................................    (37,580,002)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable .........................................        264,230
   Decrease in interest receivable ...........................................            324
   Increase in dividends receivable ..........................................        (52,237)
   Decrease in prepaid expenses ..............................................        212,887
   Decrease in receivable for investment securities sold .....................      1,592,512
   Decrease in payable for investment securities purchased ...................     (1,574,402)
   Decrease in interest and fees due on loan and Energy Notes ................        (93,188)
   Decrease in income tax payable ............................................        (34,730)
   Increase in investment advisory fees payable ..............................         14,767
   Decrease in audit and tax fees payable ....................................         (4,580)
   Decrease in legal fees payable ............................................         (1,822)
   Decrease in printing fees payable .........................................           (748)
   Increase in administrative fees payable ...................................          1,403
   Increase in transfer agent fees payable ...................................            864
   Decrease in custodian fees payable ........................................         (1,495)
   Decrease in Trustees' fees and expenses payable ...........................         (7,497)
   Increase in accrued expenses ..............................................          5,063
   Increase in deferred income tax liability .................................     12,719,745
                                                                                 ------------
CASH USED BY OPERATING ACTIVITIES ............................................                  $ (5,179,088)
                                                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions paid ........................................................     (5,695,097)
   Proceeds of Common Shares sold ............................................        147,796
   Proceeds of Common Shares reinvested ......................................        631,754
   Issuance of loans .........................................................     45,200,000
   Repayment of loans ........................................................    (12,650,000)
   Redemption of Series B Energy Notes .......................................    (25,000,000)
                                                                                 ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES ..................................                     2,634,453
                                                                                                ------------
Decrease in cash .............................................................                    (2,544,635)
Cash at beginning of period ..................................................                     4,448,281
                                                                                                ------------
CASH AT END OF PERIOD ........................................................                  $  1,903,646
                                                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .....................................                  $    591,107
                                                                                                ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                      ENDED         YEAR          YEAR          YEAR        YEAR          PERIOD
                                                    5/31/2009       ENDED         ENDED         ENDED       ENDED          ENDED
                                                   (UNAUDITED)   11/30/2008  11/30/2007 (a)  11/30/2006  11/30/2005   11/30/2004 (b)
                                                   -----------   ----------  --------------  ----------  ----------   --------------
Net asset value, beginning of period ............  $  14.68      $  26.74      $  25.88      $  22.53    $  21.34      $  19.10(c)
                                                   --------      --------      --------      --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)  ...................     (0.14)(n)     (0.57)        (0.67)        (0.50)      (0.34)        (0.13)
Net realized and unrealized gain (loss) .........      3.88         (9.83)         3.06          5.23        2.86          2.74
                                                   --------      --------      --------      --------    --------      --------
Total from investment operations after income
   tax ..........................................     3.74        (10.40)         2.39          4.73        2.52          2.61
                                                   --------      --------      --------      --------    --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ...............................     (0.88)        (1.66)        (1.53)           --       (0.88)           --
Return of capital ...............................        --            --            --         (1.38)      (0.45)        (0.33)
                                                   --------      --------      --------      --------    --------      --------
Total from distributions ........................     (0.88)        (1.66)        (1.53)        (1.38)      (1.33)        (0.33)
                                                   --------      --------      --------      --------    --------      --------
Common Share offering costs charged to
   paid-in capital ..............................        --            --            --            --          --         (0.04)
                                                   --------      --------      --------      --------    --------      --------
Net asset value, end of period ..................  $  17.54      $  14.68      $  26.74      $  25.88    $  22.53      $  21.34
                                                   ========      ========      ========      ========    ========      ========
Market value, end of period .....................  $  20.45      $  14.40      $  23.82      $  24.49    $  20.92      $  22.12
                                                   ========      ========      ========      ========    ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE (d) (e) ...     25.74%       (40.70)%        9.38%        22.23%      11.96%(g)     13.53%
                                                   ========      ========      ========      ========    ========      ========
TOTAL RETURN BASED ON MARKET VALUE (e) (f) ......     49.57%       (34.74)%        2.96%        24.57%       0.29%        12.38%
                                                   ========      ========      ========      ========    ========      ========
Net assets, end of period (in 000's) ............  $114,290      $ 94,880      $172,421      $166,850    $145,230      $136,993
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
   before waiver (h) ............................     30.52%(i)    (20.03)%        8.52%        14.47%       8.62%        18.38%(i)
Including current and deferred income taxes
   after waiver (h) .............................     30.52%(i)    (20.03)%        8.52%        14.29%       8.31%        18.09%(i)
Excluding current and deferred income taxes
   before waiver ................................      3.76%(i)      4.80%         3.94%         3.63%       2.64%         2.20%(i)
Excluding current and deferred income taxes
   after waiver .................................      3.76%(i)      4.80%         3.94%         3.45%       2.33%         1.91%(i)
Excluding current and deferred income taxes
   and interest expense after waiver ............      2.76%(i)      2.55%         1.89%         1.76%       1.57%         1.36%(i)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS:
Net investment income (loss) ratio before tax
   expenses .....................................     (2.79)%(i)    (3.83)%       (3.83)%       (3.26)%     (2.29)%       (1.49)%(i)
Net investment income (loss) ratio including tax
   expenses (h) .................................    (29.54)%(i)    21.00%        (8.41)%      (14.10)%     (8.27)%      (17.67)%(i)
   Portfolio turnover rate ......................        16%           38%           16%           17%         38%           35%
SENIOR SECURITIES:
Total Energy Notes outstanding
   ($25,000 per note) ...........................       N/A         1,000         2,360         2,360       1,360           N/A
Principal amount and market value per
   Energy Note (j) ..............................       N/A      $ 25,006      $ 25,004      $ 25,069    $ 25,074           N/A
Asset coverage per Energy Note (k) ..............       N/A      $119,880      $ 98,060      $ 95,699    $131,786           N/A
Total loan outstanding (in 000's) ...............  $ 38,200      $  5,650      $ 15,250           N/A         N/A      $ 30,000
Asset coverage per $1,000 senior indebtedness ...  $  3,992(m)   $ 22,218(l)   $ 12,306(m)        N/A         N/A      $  5,566(m)

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(c)  Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(h) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(i)  Annualized.

(j)  Includes accumulated and unpaid interest.

(k) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175 and fiscal year 2004 remains unchanged.

(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(n)  Based on average shares outstanding.

N/A  Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex (formerly the American Stock Exchange).

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described as follows:

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

     -    Level 1 - quoted prices in active markets for identical investments

     - Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2009 is included in the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. OPTION CONTRACTS:

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), an amendment of FASB Statement 133, which was issued in March of 2008 and is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund has written option contracts outstanding at May 31, 2009, which are considered derivative instruments under FAS 161.

COVERED OPTIONS. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and may provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at May 31, 2009 shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                       ACQUISITION             VALUE PER    CARRYING                  % OF
SECURITY                                   DATE       SHARES     SHARE        COST        VALUE    NET ASSETS
--------                               -----------   -------   ---------   ----------   --------   ----------
Clearwater Natural Resources, L.P.       08/01/05    465,471     $1.00     $8,601,560   $465,471      0.41%
Clearwater Natural Resources, L.P. -
   Rights                                08/01/05         17        --             --         --        --
Abraxas Petroleum Corp. - Warrants       05/25/07     48,956      0.21             --     10,291      0.01
                                                     -------               ----------   --------      ----
                                                     514,444               $8,601,560   $475,762      0.42%
                                                     =======               ==========   ========      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $5,695,097 paid during the six months ended May 31, 2009 are anticipated to be characterized as a taxable dividend for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2009 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2009, distributions of $5,680,065 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes is calculated in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" and consists of the following:

Current federal income tax expense ............   $   403,154
Current other tax expense .....................        93,515
Deferred federal income tax expense ...........    12,673,459
Deferred other income tax expense .............        46,289
                                                  -----------
Total income tax expense ......................   $13,216,417
                                                  ===========

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2008, the Fund had a net operating loss for federal and state income tax purposes of $0 and $5,594,182, respectively. The Fund's 2008 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2009 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss ....................   $        --
State net operating loss ......................       407,376
State income taxes ............................        14,727
Other .........................................       282,083
                                                  -----------
Total deferred tax assets .....................       704,186
Less: valuation allowance .....................      (407,376)
                                                  -----------
Net deferred tax assets .......................   $   296,810
                                                  ===========
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities .....   $16,053,682
                                                  -----------
Total deferred tax liabilities ................    16,053,682
                                                  -----------
Total net deferred tax liabilities ............   $15,756,872
                                                  ===========

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate ......   $13,083,880
State income taxes, net .......................        22,315
Change in valuation allowance .................        84,135
Other .........................................        26,087
                                                  -----------
Total .........................................   $13,216,417
                                                  ===========

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Tax years 2004, 2005, 2006 and 2007 remain open to federal and state audit. The Internal Revenue Service initiated a corporate income tax audit during the first quarter of 2008 for the Fund's 2004 tax year. Subsequently, the audit was expanded to include the 2005

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

and 2006 tax years. The audit is still ongoing and the Fund expects the audit to last through the fourth quarter of 2009. As of May 31, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements relative to uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings).

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2009, were $32,903,116 and $21,851,844, respectively.

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

Written option activity for the Fund was as follows:

                                            NUMBER
                                              OF
WRITTEN OPTIONS                           CONTRACTS    PREMIUMS
---------------                           ---------   ----------
Options outstanding at November 30,
   2008 ...............................     4,546     $  534,868
Options Written .......................     8,326      1,754,115
Options Expired .......................    (3,268)      (369,700)
Options Closed ........................    (1,578)      (214,518)
                                           ------     ----------
Options outstanding at May 31, 2009 ...     8,026     $1,704,765
                                           ======     ==========

                                 5. ENERGY NOTES

The 1,000 Series B Energy Notes, at a principal value of $25,000 per note, were redeemed in full on February 26, 2009 in the amount of $25,000,000. The high and the low annual interest rates during the period December 1, 2008 through February 26, 2009 were 3.75%, and 0.74% respectively, and the average interest rate was 1.34%. The redemption of Series B Energy Notes was financed through a credit agreement with BNP Paribas Prime Brokerage Inc. (see Note 7 below). At the time of the refinancing, the Fund had unamortized offering costs of $92,378 and commissions of $231,669. Because the Series B Energy Notes were redeemed prior to the maturity date of March 30, 2046, the combined amount of $324,047 was expensed on February 26, 2009. This is shown on the Statement of Operations under "Energy Notes offering costs."

                6. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

The Fund had a credit agreement with The Bank of Nova Scotia that had a maximum commitment amount of $55,000,000. This credit agreement was scheduled to terminate on March 26, 2009. On January 23, 2009, all outstanding borrowings, in the amount of $8,150,000, were paid in full through a credit agreement with BNP Paribas Prime Brokerage Inc. (see Note 7 below).

The average amount outstanding between December 1, 2008 and January 23, 2009 was $6,734,906 with a weighted average interest rate of 3.05%. The high and low annual interest rates during the period December 1, 2008 through January 23, 2009 were 4.81% and 2.17%, respectively.

      7. COMMITTED FACILITY AGREEMENT WITH BNP PARIBAS PRIME BROKERAGE INC.

On January 23, 2009, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $60,000,000. The committed facility required an upfront payment from the Fund equal to $150,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the credit agreement except upon 180 calendar days prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 150 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

On January 23, 2009, the committed facility was used to pay in full outstanding borrowings under a credit agreement with The Bank of Nova Scotia in the amount of $8,150,000. This committed facility was also used to redeem in full the Series B Energy Notes in the principal amount of $25,000,000 on February 26, 2009.

The average amount outstanding between January 23, 2009 and May 31, 2009 was $28,210,159 with a weighted average interest rate of 2.59%. As of May 31, 2009, the Fund had outstanding borrowings of $38,200,000 under this committed facility agreement. The high and low annual interest rates during the period January 23, 2009 through May 31, 2009 were 2.83% and 2.16%, respectively.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the values of MLPs that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

ADDITIONAL INFORMATION

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              10. SUBSEQUENT EVENT

On July 13, 2009, the Fund declared a dividend of $0.44 per share to Common Shareholders of record July 24, 2009, payable July 31, 2009.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex (formerly the American Stock Exchange) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by holders of the Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 5,378,900, the number of votes against was 241,695 and the number of abstentions was 841,626. The number of votes cast in favor of Mr. Kadlec was 5,383,317, the number of votes against was 237,278 and the number of abstentions was 841,626. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

and how the Sub-Advisor manages the Fund's investments. The Board noted that shareholders had approved the Sub-Advisory Agreement with the Sub-Advisor at a special meeting held on January 8, 2008, and that the Sub-Advisor had begun serving as such on September 14, 2007. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to the other investment companies it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. The Board also considered the impact of the changes made to the Fund's portfolio since the Sub-Advisor began managing the Fund. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2009 (UNAUDITED)

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor expects that additional investments in infrastructure will be made over the course of the next twelve months. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered information provided by the Sub-Advisor as to the estimated revenues the Sub-Advisor expects from the Sub-Advisory Agreement at the Fund's managed asset level as of February 2009. The Board concluded that its consideration of the Advisor's profitability was more relevant. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)      Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this
         Item in the  registrant's  most  recently  filed annual  report on Form
         N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ENERGY INCOME AND GROWTH FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.